UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-5851
                                                      --------

                       Colonial InterMarket Income Trust I
                -----------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                      -------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3698
                                                           --------------

                   Date of fiscal year end: November 30, 2005
                                            -----------------

                   Date of reporting period: November 30, 2005
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMMITED]

--------------------------------------------------------------------------------
COLONIAL INTERMARKET INCOME TRUST I    ANNUAL REPORT
--------------------------------------------------------------------------------

NOVEMBER 30, 2005




-----------------------------
Not FDIC | May Lose Value
          -------------------
Insured  | No Bank Guarantee
-----------------------------

PRESIDENT'S MESSAGE

The views expressed in the President's Letter and Portfolio Managers' Report reflect current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Colonial Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Colonial Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Dear Shareholder:

The US financial markets withstood a host of unfavorable factors to deliver a year of positive investment returns. Record energy prices took a significant bite out of household budgets and raised operating costs for industry. Higher short-term interest rates made borrowing more expensive. Two catastrophic hurricanes exacted an enormous personal toll from Americans living in the Gulf
Coast: the storms claimed lives, disrupted energy flows and dealt a sharp blow to local job markets. Yet, the US economy moved ahead at a healthy pace during the 12-month period that began December 1, 2004 and ended November 30, 2005.

FIXED INCOME MARKETS DELIVERED MODEST GAINS

In this environment, the US fixed income markets delivered positive but modest returns. Short-term interest rates rose steadily as the Federal Reserve Board raised a key intrabank lending rate. Longer-term rates remained low during most of the year. However, the yield on the 10-year US Treasury note, a bellwether for the bond market edged up to 4.5% by the end of this reporting period. In this environment, most domestic bond market sectors delivered low single-digit returns. Generally, high-yield certain bonds continued to perform well despite a setback in the spring, when bonds of certain high profile companies were downgraded. However, municipal bonds generally performed better than high yield bonds--even before accounting for their tax-exempt status--as state revenues increased and budgets stabilized.

In the pages that follow, your trust's manager discusses key factors that influenced performance. We urge you to read this report carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Colonial Funds.

Sincerely,


/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and President of Columbia Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund service operation, including treasury, investment accounting and shareholder and broker services.

Chris joined Bank of America in August 2004.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

For the 12-month period ended November 30, 2005, Colonial InterMarket Income Trust I generated a total return of 1.30%, based on its market price. The trust returned 2.13%, based on investment at net asset value. That was below the average return of the Lipper General Bond Funds Category, which was 3.01% 1. This shortfall in performance relative to the Lipper Category was chiefly caused by the trust's exposure to foreign currencies and lower quality high-yield securities.

THE HIGH-YIELD MARKET FACED UNEXPECTED PRESSURE

The economy performed well over the past year and corporate default rates remained low, factors that are generally favorable for high-yield bonds. However, a steady rise in short-term interest rates, coupled with the well-publicized financial difficulties at Ford (which was not in the portfolio) and General Motors (0.1% of total investments) 2, caused investors to pull back from the lowest quality segment of the high-yield sector. We believe that the trust had more exposure than its peer group to these securities, which detracted from relative performance.

Many segments of the high-yield market, such as wireless, energy and other utility sectors, delivered solid results. The trust did well from its exposure to the wireless telecom industry as it experienced continued growth and consolidation. Also, energy and utility companies prospered amid the prevailing high prices for oil and gas, and the trust added to its positions in Chesapeake Energy, El Paso and Williams Companies (0.2%, 1.0% and 0.4% of total investments, respectively). Separately, although the trust had almost no exposure to the automotive sector at the outset of the period, we initiated positions in both Ford Motor Credit and GM when these companies were downgraded from investment-grade status. Although both companies will likely face significant operational challenges in the coming years, they also have considerable liquidity and potentially freestanding finance subsidiaries that provide credit support. Altogether, the trust's exposure to high-yield bonds declined from 40% of total assets at the beginning of the period to 36.5% at period end.

By contrast, the trust's high-yield holdings in paper and packaging issues were hurt by the competitive implications of a strong Canadian dollar together with the industry's inability to pass on higher costs. Cable television bonds were weak performers because of intensifying competition and lower subscriber valuations, while the airline sector suffered from a combination of labor difficulties and high fuel prices. The trust sold its positions in Delta Air Lines and Northwest Airlines during the period, but sustained losses in the process.

MIXED PERFORMANCE FROM OVERSEAS MARKETS

Emerging market debt was the trust's best performing sector for the period. Emerging market bonds gained ground, as steady global growth and high commodity prices improved the capacity of lesser-developed countries to reduce their debt levels. Brazil, Colombia, Mexico and Russia were profitable areas of investment for the trust. The trust's emerging market position averaged between 14% and 16% of assets throughout the year.

(Sidebar)

PRICE PER SHARE
AS OF 11/30/05 ($)

Market price                        8.09
----------------------------------------
Net asset value                     9.25
----------------------------------------

1-YEAR TOTAL RETURN AS
OF 11/30/05 (%)*

Market price                        1.30
----------------------------------------
Net asset value                     2.13
----------------------------------------
Lipper General Bond Funds
Category average                    3.01
----------------------------------------

All results shown assume reinvestment
of distributions.

DISTRIBUTIONS
DECLARED PER SHARE
12/01/04 - 11/30/05 ($)

                                    0.74
----------------------------------------

SECURITIES BREAKDOWN
AS OF 11/30/05 (%)

Corporate fixed-income
bonds & notes                       38.7
----------------------------------------
Foreign government
obligations                         30.5
----------------------------------------
U.S. government agencies &
obligations                         20.9
----------------------------------------
Cash & equivalents                   6.4
----------------------------------------
Mortgage-backed
securities                           2.2
----------------------------------------
Asset-backed securities              0.7
----------------------------------------
Convertible bonds                    0.4
----------------------------------------
Municipal bond (taxable)             0.2
----------------------------------------
Common stock                         0.0
----------------------------------------
Warrants                             0.0
----------------------------------------

TOP 5 COUNTRIES
AS OF 11/30/05 (%)

USA                                 36.5
----------------------------------------
Russia                               3.2
----------------------------------------
Germany                              3.0
----------------------------------------
Mexico                               2.9
----------------------------------------
Canada                               2.8
----------------------------------------

Securities and country breakdown are calculated as a percentage of total investments. Because the trust is actively managed, there is no guarantee that the trust will continue to invest in these sectors or maintain these country weightings in the future.

________________

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the trust. Lipper makes no adjustment for the effect of sales loads.

2     Holdings are disclosed as of November 30, 2005, and are subject to change.

*     See page 23 for the long term returns based on market price.

                                                                             | 1

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT (CONTINUED)
--------------------------------------------------------------------------------

Within developed foreign markets, the trust's investments in non-US dollar-denominated bonds were hurt by the strength of the US dollar. While some of the trust's currency exposure is hedged, we maintained exposure to the euro, the British pound, the Swedish krona and the Norwegian krone, each of which lost value relative to the dollar during the period. In the first part of the period we reduced the trust's currency exposure to between 14% and 15% of the trust and maintained this level through the end of the period, down from 20% a year ago.

LOOKING AHEAD

Although the US dollar strengthened against most currencies in 2005, we believe that it has the potential to resume its downtrend in 2006. We also believe that the Federal Reserve Board's cycle of short-term interest rate increases is likely to end in the first half of 2006, and the economic focus could shift from rising interest rates and economic growth to a moderation in economic growth combined with America's large fiscal, current and trade deficits. Mindful of these factors as well as a maturing global economic cycle, we have become more defensive within the credit-sensitive sectors of the trust and have positioned the trust more cautiously heading into the new year. We expect to maintain a neutral view on high-yield bonds, despite the historically low level of default rates. While the credit fundamentals and the supply/demand factors remain favorable in many emerging market countries, political uncertainty caused by the coming year's heavy election cycle could lead to volatility.


/s/ Laura A. Ostrander        /s/ Kevin L. Cronk        /s/ Thomas A. LaPointe


Laura A. Ostrander has managed Colonial InterMarket Income Trust I since November 1999 and has been with the advisor or its predecessors or affiliate organizations since December 1996.

Kevin L. Cronk, CFA, has co-managed the trust since May 2005 and has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe, CFA, has co-managed the trust since May 2005 and has been with the advisor or its predecessors or affiliate organizations since February 1999.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Emerging markets may be more subject to these risks than developed markets.

2 |

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

November 30, 2005

GOVERNMENT AGENCIES
& OBLIGATIONS - 51.9%                                  PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 30.8%
Aries Vermoegensverwaltungs GmbH
   7.750% 10/25/09(a)                    EUR           250,000          338,963
Australian Government Bond
   7.500% 09/15/09                       AUD           630,000          499,678
Corp. Andina de Fomento
   6.375% 06/18/09                       EUR           340,000          440,199
European Investment Bank
   7.625% 12/07/07                       GBP           295,000          540,377
Federal Republic of Brazil
   5.188% 04/15/24(b)                    USD           665,000          630,088
   11.500% 04/02/09                      EUR           325,000          460,653
   14.500% 10/15/09                      USD           810,000        1,032,750
Federal Republic of Germany
   4.250% 07/04/14                       EUR           970,000        1,216,343
   5.000% 07/04/12                                     375,000          487,441
   6.000% 07/04/07                                     800,000          989,864
Government of Canada
   5.250% 06/01/13                       CAD           530,000          491,176
   10.000% 06/01/08                                  1,800,000        1,769,451
Government of New Zealand
   6.000% 11/15/11                       NZD         1,340,000          943,187
   6.500% 04/15/13                                     985,000          717,630
Kingdom of Norway
   5.500% 05/15/09                       NOK         7,180,000        1,134,325
   6.000% 05/16/11                                   2,300,000          379,234
Kingdom of Spain
   5.500% 07/30/17                       EUR           820,000        1,145,273
Kingdom of Sweden
   5.000% 01/28/09                       SEK         9,065,000        1,195,225
   6.750% 05/05/14                                   6,210,000          960,372
Province of Quebec
   6.000% 10/01/12                       CAD           380,000          359,783
   6.000% 10/01/29                                     260,000          259,191
Republic of Bulgaria
   8.250% 01/15/15                       USD           575,000          689,137
Republic of Colombia
   8.125% 05/21/24                                     240,000          252,840
   9.750% 04/09/11                                     368,427          411,902
   11.375% 01/31/08                      EUR           245,000          332,617
Republic of France
   4.000% 04/25/14                                     630,000          776,461
   4.750% 10/25/12                                   1,230,000        1,581,350
Republic of Panama
   8.875% 09/30/27                       USD           560,000          655,200
Republic of Peru
   7.500% 10/14/14                       EUR           210,000          285,967
   9.875% 02/06/15                       USD           450,000          555,750
Republic of Poland
   5.750% 03/24/10                       PLN         1,575,000          483,403
   8.500% 05/12/07                                   1,115,000          352,941
Republic of South Africa
   5.250% 05/16/13                       EUR           425,000          540,309
   6.500% 06/02/14                       USD           520,000          562,250

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
Republic of Venezuela
   9.250% 09/15/27                                     577,000          664,416
Russian Federation
   5.000% 03/31/30
   (7.500% 03/31/07)(c)                                525,000          588,105
   11.000% 07/24/18                                    500,000          737,500
   12.750% 06/24/28                                    595,000        1,083,495
United Kingdom Treasury
   8.000% 06/07/21                       GBP           190,000          468,705
   9.000% 07/12/11                                     415,000          885,744
United Mexican States
   7.500% 03/08/10                       EUR           385,000          521,776
   7.500% 04/08/33                       USD           870,000        1,019,205
   8.125% 12/30/19                                     100,000          122,900
   11.375% 09/15/16                                    625,000          923,437
Victoria Treasury Corp.
   7.500% 08/15/08                       AUD         1,105,000          857,517
                                                                 --------------
                                            FOREIGN GOVERNMENT
                                             OBLIGATIONS TOTAL       31,344,130
                                                                 --------------

-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 21.1%
Federal Farm Credit Bank
   5.000% 08/25/10                       USD           900,000          891,855
U.S. Treasury Bonds
   7.500% 11/15/24                                     865,000        1,152,376
   8.875% 02/15/19                                     872,000        1,223,355
   10.375% 11/15/12                                  1,520,000        1,687,556
   10.625% 08/15/15                                  2,780,000        4,084,646
   12.500% 08/15/14                                  6,354,000        8,080,750
U.S. Treasury Notes
   5.000% 02/15/11                                   1,245,000        1,277,973
   7.000% 07/15/06                                   3,050,000        3,097,299
                                                                 --------------
                                      U.S. GOVERNMENT AGENCIES
                                           & OBLIGATIONS TOTAL       21,495,810
                                                                 --------------

TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $52,574,187)                                             52,839,940
                                                                 --------------

CORPORATE FIXED-INCOME
BONDS & NOTES - 39.0%
-------------------------------------------------------------------------------
BASIC MATERIALS - 4.0%
CHEMICALS - 1.9%
AGRICULTURAL CHEMICALS - 0.6%
IMC Global, Inc.
   10.875% 08/01/13                                    140,000          162,750
Terra Capital, Inc.
   12.875% 10/15/08                                    165,000          192,225
UAP Holding Corp.
   (d) 07/15/12
   (10.750% 01/15/08)                                  125,000          107,500
United Agri Products
   8.250% 12/15/11                                     123,000          128,535
                                                                 --------------
                                                                        591,010
                                                                 --------------

See Accompanying Notes to Financial Statements.                              | 3

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
BASIC MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
CHEMICALS - DIVERSIFIED - 1.1%
BCP Crystal US Holdings Corp.
   9.625% 06/15/14                                      82,000           91,020
EquiStar Chemicals LP
   10.625% 05/01/11                                    120,000          132,900
Huntsman International LLC
   7.375% 01/01/15(a)                                   95,000           91,675
Huntsman LLC
   11.500% 07/15/12                                    145,000          163,850
Innophos Investments Holdings, Inc.
   PIK,
   12.340% 02/15/15(a)(b)                               81,809           77,477
Lyondell Chemical Co.
   9.625% 05/01/07                                     145,000          152,250
Nell AF SARL
   8.375% 08/15/15(a)                                   75,000           73,500
   8.375% 08/15/15(a)                    EUR            50,000           58,950
NOVA Chemicals Corp.
   6.500% 01/15/12                       USD           175,000          171,062
   7.561% 11/15/13(a)(b)                               105,000          107,100
                                                                 --------------
                                                                      1,119,784
                                                                 --------------

CHEMICALS - SPECIALTY - 0.2%
Rhodia SA
   8.875% 06/01/11                                     185,000          187,775
                                                                 --------------
                                                                        187,775
                                                                 --------------
                                               Chemicals Total        1,898,569
                                                                 --------------

FOREST PRODUCTS & PAPER - 1.4%
FORESTRY - 0.1%
Millar Western Forest Products Ltd.
   7.750% 11/15/13                                      60,000           46,200
Tembec Industries, Inc.
   8.500% 02/01/11                                     130,000           78,650
                                                                 --------------
                                                                        124,850
                                                                 --------------

PAPER & RELATED PRODUCTS - 1.3%
Abitibi-Consolidated, Inc.
   8.375% 04/01/15                                     105,000          101,850
Boise Cascade LLC
   7.025% 10/15/12(b)                                  145,000          142,100
   7.125% 10/15/14                                      80,000           73,600
Buckeye Technologies, Inc.
   8.500% 10/01/13                                      95,000           95,000
Caraustar Industries, Inc.
   9.875% 04/01/11                                     105,000          105,263
Georgia-Pacific Corp.
   8.000% 01/15/24                                     280,000          270,900
Neenah Paper, Inc.
   7.375% 11/15/14                                      60,000           53,400
Newark Group, Inc.
   9.750% 03/15/14                                     190,000          167,200

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
NewPage Corp.
   10.000% 05/01/12                                     85,000           83,088
Norske Skog
   7.375% 03/01/14                                     125,000          113,437
   8.625% 06/15/11                                      60,000           58,650
                                                                 --------------
                                                                      1,264,488
                                                                 --------------
                                 Forest Products & Paper Total        1,389,338
                                                                 --------------

IRON / STEEL - 0.2%
STEEL - PRODUCERS - 0.1%
Steel Dynamics, Inc.
   9.500% 03/15/09                                      70,000           73,763
                                                                 --------------
                                                                         73,763
                                                                 --------------

STEEL - SPECIALTY - 0.1%
UCAR Finance, Inc.
   10.250% 02/15/12                                    165,000          174,487
                                                                 --------------
                                                                        174,487
                                                                 --------------
                                            Iron / Steel Total          248,250
                                                                 --------------

METALS & MINING - 0.5%
MINING SERVICES - 0.0%
Hudson Bay Mining & Smelting Co., Ltd.
   9.625% 01/15/12                                      45,000           47,813
                                                                 --------------
                                                                         47,813
                                                                 --------------

NON - FERROUS METALS - 0.5%
Codelco, Inc.
   5.500% 10/15/13                                     500,000          503,700
                                                                 --------------
                                                                        503,700
                                                                 --------------
                                         Metals & Mining Total          551,513
                                                                 --------------
                                         BASIC MATERIALS TOTAL        4,087,670
                                                                 --------------

-------------------------------------------------------------------------------
COMMUNICATIONS - 7.6%
MEDIA - 3.0%
BROADCAST SERVICES / PROGRAMS - 0.1%
Fisher Communications, Inc.
   8.625% 09/15/14                                      75,000           79,125
                                                                 --------------
                                                                         79,125
                                                                 --------------

CABLE TV - 1.4%
Atlantic Broadband Finance LLC
   9.375% 01/15/14                                     155,000          139,887
Charter Communications
   Holdings II LLC
   10.250% 09/15/10                                    175,000          175,000
Charter Communications
   Holdings LLC
   9.920% 04/01/14(a)                                  480,000          300,000
CSC Holdings, Inc.
   7.000% 04/15/12(a)                                   85,000           80,963
   7.625% 04/01/11                                     270,000          269,325
EchoStar DBS Corp.
   6.625% 10/01/14                                     230,000          221,950

4 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
COMMUNICATIONS (CONTINUED)
MEDIA (CONTINUED)
CABLE TV - (CONTINUED)
Insight Midwest LP
   9.750% 10/01/09                                      70,000           72,275
Pegasus Satellite Communications, Inc.
   11.250% 01/15/10(a)(e)                              180,000           18,000
Telenet Group Holding NV
   (d) 06/15/14
   (11.500% 12/15/08)(a)                               137,000          109,429
                                                                 --------------
                                                                      1,386,829
                                                                 --------------

MULTIMEDIA - 0.5%
Advanstar Communications, Inc.
   15.000% 10/15/11                                    125,000          130,938
Haights Cross Operating Co.
   11.750% 08/15/11                                     70,000           75,950
Lamar Media Corp.
   6.625% 08/15/15(a)                                  125,000          125,625
Quebecor Media, Inc.
   11.125% 07/15/11                                    135,000          146,137
                                                                 --------------
                                                                        478,650
                                                                 --------------

PUBLISHING - NEWSPAPERS - 0.1%
Hollinger, Inc.
   11.875% 03/01/11(a)                                  54,000           54,000
   12.875% 03/01/11(a)                                  80,000           84,400
                                                                 --------------
                                                                        138,400
                                                                 --------------

PUBLISHING - PERIODICALS - 0.5%
Dex Media West LLC
   9.875% 08/15/13                                     117,000          130,309
Dex Media, Inc.
   (d) 11/15/13
   (9.000% 11/15/08)                                   105,000           82,950
PriMedia, Inc.
   8.875% 05/15/11                                     215,000          206,937
WDAC Subsidiary Corp.
   8.375% 12/01/14(a)                                  125,000          120,000
                                                                 --------------
                                                                        540,196
                                                                 --------------

TELEVISION - 0.4%
LIN Television Corp.
   6.500% 05/15/13(a)                                   35,000           33,688
Paxson Communications Corp.
   (d) 01/15/09
   (12.250% 01/15/06)                                  150,000          154,687
   10.750% 07/15/08                                     40,000           41,100
Sinclair Broadcast Group, Inc.
   8.750% 12/15/11                                     180,000          190,350
                                                                 --------------
                                                                        419,825
                                                                 --------------
                                                   Media Total        3,043,025
                                                                 --------------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 4.6%
CELLULAR TELECOMMUNICATIONS - 1.8%
American Cellular Corp.
   10.000% 08/01/11                                    125,000          135,625
Digicel Ltd.
   9.250% 09/01/12(a)                                  100,000          103,000
Dobson Cellular Systems, Inc.
   8.375% 11/01/11                                     155,000          164,300
Horizon PCS, Inc.
   11.375% 07/15/12                                     80,000           92,200
iPCS Escrow Co.
   11.500% 05/01/12                                     70,000           80,675
Nextel Communications, Inc.
   7.375% 08/01/15                                     255,000          267,990
Nextel Partners, Inc.
   8.125% 07/01/11                                     205,000          219,863
Rogers Cantel, Inc.
   9.750% 06/01/16                                     155,000          185,225
Rogers Wireless, Inc.
   8.000% 12/15/12                                      95,000          100,700
Rural Cellular Corp.
   8.250% 03/15/12                                      90,000           94,275
   9.750% 01/15/10                                      30,000           30,075
   10.041% 11/01/12(a)(b)                              115,000          114,425
US Unwired, Inc.
   10.000% 06/15/12                                    215,000          244,562
                                                                 --------------
                                                                      1,832,915
                                                                 --------------

SATELLITE TELECOMMUNICATIONS - 0.6%
Inmarsat Finance II PLC
   (d) 11/15/12
   (10.375% 11/15/08)                                  175,000          142,406
Intelsat Bermuda Ltd.
   8.250% 01/15/13(a)                                  245,000          244,387
PanAmSat Corp.
   9.000% 08/15/14                                      92,000           96,715
Zeus Special Subsidiary Ltd.
   (d) 02/01/15
   (9.250% 02/01/10)(a)                                135,000           88,088
                                                                 --------------
                                                                        571,596
                                                                 --------------

TELECOMMUNICATION EQUIPMENT - 0.1%
Lucent Technologies, Inc.
   6.450% 03/15/29                                     135,000          116,100
                                                                 --------------
                                                                        116,100
                                                                 --------------

TELECOMMUNICATION SERVICES - 0.3%
Syniverse Technologies, Inc.
   7.750% 08/15/13(a)                                  100,000          101,625
Time Warner Telecom Holdings, Inc.
   9.250% 02/15/14                                      60,000           61,650
Time Warner Telecom, Inc.
   10.125% 02/01/11                                    145,000          151,887
                                                                 --------------
                                                                        315,162
                                                                 --------------

See Accompanying Notes to Financial Statements.                              | 5

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
COMMUNICATIONS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
TELEPHONE - INTEGRATED - 1.5%
Axtel SA de CV
   11.000% 12/15/13                                    105,000          117,338
Cincinnati Bell, Inc.
   7.000% 02/15/15                                     240,000          231,000
Citizens Communications Co.
   9.000% 08/15/31                                     205,000          203,463
Qwest Capital Funding, Inc.
   6.875% 07/15/28                                     275,000          248,187
Qwest Communications
   International, Inc.
   7.500% 02/15/14(a)                                  175,000          177,625
Qwest Corp.
   7.500% 06/15/23                                     195,000          192,563
   8.875% 03/15/12                                     255,000          287,512
US LEC Corp.
   12.716% 10/01/09(b)                                  85,000           90,950
                                                                 --------------
                                                                      1,548,638
                                                                 --------------

WIRELESS EQUIPMENT - 0.3%
American Towers, Inc.
   7.250% 12/01/11                                     120,000          125,100
SBA Telecommunications, Inc.
   (d) 12/15/11
   (9.750% 12/15/07)                                   183,000          167,445
                                                                 --------------
                                                                        292,545
                                                                 --------------
                              Telecommunication Services Total        4,676,956
                                                                 --------------
                                          COMMUNICATIONS TOTAL        7,719,981
                                                                 --------------

-------------------------------------------------------------------------------
CONSUMER CYCLICAL - 6.7%
AIRLINES - 0.2%
AIRLINES - 0.2%
Continental Airlines, Inc.
   7.568% 12/01/06                                     180,000          171,000
                                                                 --------------
                                                                        171,000
                                                                 --------------
                                                Airlines Total          171,000
                                                                 --------------

APPAREL - 0.6%
APPAREL MANUFACTURERS - 0.6%
Broder Brothers Co.
   11.250% 10/15/10                                    125,000          115,000
Levi Strauss & Co.
   9.750% 01/15/15                                     335,000          346,725
Phillips-Van Heusen Corp.
   7.250% 02/15/11                                      65,000           65,975
   8.125% 05/01/13                                      75,000           78,187
                                                                 --------------
                                                                        605,887
                                                                 --------------
                                                 Apparel Total          605,887
                                                                 --------------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.2%
AUTO - CARS / LIGHT TRUCKS - 0.1%
General Motors Corp.
   8.375% 07/15/33                                     105,000           71,663
                                                                 --------------
                                                                         71,663
                                                                 --------------

AUTO - MEDIUM & HEAVY DUTY TRUCKS - 0.1%
Navistar International Corp.
   7.500% 06/15/11                                     120,000          115,800
                                                                 --------------
                                                                        115,800
                                                                 --------------
                                      Auto Manufacturers Total          187,463
                                                                 --------------

AUTO PARTS & EQUIPMENT - 0.6%
AUTO / TRUCK PARTS & EQUIPMENT - ORIGINAL - 0.1%
Cooper-Standard Automotive, Inc.
   7.000% 12/15/12                                      35,000           31,675
   8.375% 12/15/14                                      85,000           64,175
                                                                 --------------
                                                                         95,850
                                                                 --------------

AUTO / TRUCK PARTS & EQUIPMENT - REPLACEMENT - 0.2%
Commercial Vehicle Group, Inc.
   8.000% 07/01/13(a)                                  125,000          123,750
Rexnord Corp.
   10.125% 12/15/12                                     90,000           97,313
                                                                 --------------
                                                                        221,063
                                                                 --------------

RUBBER - TIRES - 0.3%
Goodyear Tire & Rubber Co.
   9.000% 07/01/15(a)                                  285,000          278,587
                                                                 --------------
                                                                        278,587
                                                                 --------------
                                  Auto Parts & Equipment Total          595,500
                                                                 --------------

DISTRIBUTION / WHOLESALE - 0.1%
DISTRIBUTION / WHOLESALE - 0.1%
Buhrmann US, Inc.
   7.875% 03/01/15                                      65,000           64,513
                                                                 --------------
                                                                         64,513
                                                                 --------------
                                Distribution / Wholesale Total           64,513
                                                                 --------------

ENTERTAINMENT - 0.6%
CASINO SERVICES - 0.1%
Tunica-Biloxi Gaming Authority
   9.000% 11/15/15(a)                                   95,000           94,762
                                                                 --------------
                                                                         94,762
                                                                 --------------

GAMBLING (NON - HOTEL) - 0.1%
Global Cash Access LLC
   8.750% 03/15/12                                     104,000          110,500
                                                                 --------------
                                                                        110,500
                                                                 --------------

6 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
ENTERTAINMENT (CONTINUED)
MUSIC - 0.3%
Steinway Musical Instruments, Inc.
   8.750% 04/15/11                                     115,000          120,175
Warner Music Group
   7.375% 04/15/14                                     160,000          156,000
                                                                 --------------
                                                                        276,175
                                                                 --------------

RESORTS / THEME PARKS - 0.1%
Six Flags, Inc.
   9.625% 06/01/14                                     175,000          173,250
                                                                 --------------
                                                                        173,250
                                                                 --------------
                                           Entertainment Total          654,687
                                                                 --------------

HOME BUILDERS - 0.7%
BUILDING - RESIDENTIAL / COMMERCIAL - 0.7%
D.R. Horton, Inc.
   9.750% 09/15/10                                     400,000          450,000
K. Hovnanian Enterprises, Inc.
   8.875% 04/01/12                                      25,000           25,875
   10.500% 10/01/07                                    125,000          134,375
Standard Pacific Corp.
   7.000% 08/15/15                                       5,000            4,550
   9.250% 04/15/12                                     125,000          127,500
                                                                 --------------
                                                                        742,300
                                                                 --------------
                                           Home Builders Total          742,300
                                                                 --------------

HOME FURNISHINGS - 0.1%
HOME FURNISHINGS - 0.1%
WII Components, Inc.
   10.000% 02/15/12                                     95,000           91,675
                                                                 --------------
                                                                         91,675
                                                                 --------------
                                        Home Furnishings Total           91,675
                                                                 --------------

LEISURE TIME - 0.3%
LEISURE & RECREATIONAL PRODUCTS - 0.1%
Bombardier Recreational Products, Inc.
   8.375% 12/15/13                                      15,000           14,963
K2, Inc.
   7.375% 07/01/14                                      80,000           78,800
                                                                 --------------
                                                                         93,763
                                                                 --------------

RECREATIONAL CENTERS - 0.2%
Equinox Holdings, Inc.
   9.000% 12/15/09                                     100,000          102,500
Town Sports International, Inc.
   (d) 02/01/14
   (11.000% 02/01/09)                                  185,000          123,025
                                                                 --------------
                                                                        225,525
                                                                 --------------
                                            Leisure Time Total          319,288
                                                                 --------------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
LODGING - 2.5%
CASINO HOTELS - 2.5%
CCM Merger, Inc.
   8.000% 08/01/13(a)                                   40,000           38,700
Chukchansi Economic Development
   Authority
   8.000% 11/15/13(a)                                  125,000          125,625
Circus & Eldorado/Silver Legacy
   Capital Corp.
   10.125% 03/01/12                                    145,000          153,338
Eldorado Casino Shreveport
   10.000% 08/01/12                                    310,628          291,990
Greektown Holdings LLC
   10.750% 12/01/13(a)(f)                              120,000          120,750
Hard Rock Hotel, Inc.
   8.875% 06/01/13                                     205,000          218,837
Inn of the Mountain Gods
   Resort & Casino
   12.000% 11/15/10                                    140,000          146,300
Kerzner International Ltd.
   6.750% 10/01/15(a)                                  190,000          183,825
MGM Mirage
   6.750% 09/01/12                                     195,000          195,975
   8.500% 09/15/10                                      45,000           48,938
Mohegan Tribal Gaming Authority
   6.125% 02/15/13                                      85,000           83,725
Penn National Gaming, Inc.
   6.750% 03/01/15                                     225,000          219,375
Pinnacle Entertainment, Inc.
   8.750% 10/01/13                                     210,000          220,500
San Pasqual Casino
   8.000% 09/15/13(a)                                  105,000          104,475
Seneca Gaming Corp.
   7.250% 05/01/12                                     120,000          121,500
Station Casinos, Inc.
   6.000% 04/01/12                                     155,000          154,612
Wynn Las Vegas LLC
   6.625% 12/01/14                                     180,000          173,250
                                                                 --------------
                                                                      2,601,715
                                                                 --------------
                                                 Lodging Total        2,601,715
                                                                 --------------

RETAIL - 0.7%
RETAIL - AUTOMOBILES - 0.1%
Asbury Automotive Group, Inc.
   8.000% 03/15/14                                     130,000          122,200
                                                                 --------------
                                                                        122,200
                                                                 --------------

RETAIL - DRUG STORES - 0.1%
Rite Aid Corp.
   7.500% 01/15/15                                      45,000           41,625
   9.250% 06/01/13                                      30,000           27,300
                                                                 --------------
                                                                         68,925
                                                                 --------------

RETAIL - HOME FURNISHINGS - 0.1%
Tempur-Pedic, Inc.
   10.250% 08/15/10                                    155,000          166,625
                                                                 --------------
                                                                        166,625
                                                                 --------------

See Accompanying Notes to Financial Statements.                              | 7

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
RETAIL (CONTINUED)
RETAIL - PROPANE DISTRIBUTORS - 0.2%
Ferrellgas Partners LP
   8.750% 06/15/12                                     120,000          117,300
Suburban Propane Partners LP
   6.875% 12/15/13                                      70,000           64,575
                                                                 --------------
                                                                        181,875
                                                                 --------------

RETAIL - RESTAURANTS - 0.1%
Landry's Restaurants, Inc.
   7.500% 12/15/14                                     120,000          112,200
                                                                 --------------
                                                                        112,200
                                                                 --------------

RETAIL - VIDEO RENTAL - 0.1%
Movie Gallery, Inc.
   11.000% 05/01/12                                    100,000           75,000
                                                                 --------------
                                                                         75,000
                                                                 --------------
                                                  Retail Total          726,825
                                                                 --------------

TEXTILES - 0.1%
TEXTILE - PRODUCTS - 0.1%
INVISTA
   9.250% 05/01/12(a)                                   90,000           96,525
                                                                 --------------
                                                                         96,525
                                                                 --------------
                                                Textiles Total           96,525
                                                                 --------------
                                       CONSUMER CYCLICAL TOTAL        6,857,378
                                                                 --------------

-------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL - 5.4%
AGRICULTURE - 0.1%
TOBACCO - 0.1%
Alliance One International, Inc.
   11.000% 05/15/12(a)                                  95,000           82,413
                                                                 --------------
                                                                         82,413
                                                                 --------------
                                             Agriculture Total           82,413
                                                                 --------------

BEVERAGES - 0.1%
BEVERAGES - WINE / SPIRITS - 0.1%
Constellation Brands, Inc.
   8.125% 01/15/12                                     100,000          104,000
                                                                 --------------
                                                                        104,000
                                                                 --------------
                                               Beverages Total          104,000
                                                                 --------------

BIOTECHNOLOGY - 0.2%
MEDICAL - BIOMEDICAL / GENE - 0.2%
Bio-Rad Laboratories, Inc.
   7.500% 08/15/13                                     150,000          157,875
                                                                 --------------
                                                                        157,875
                                                                 --------------
                                           Biotechnology Total          157,875
                                                                 --------------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.5%
COMMERCIAL SERVICES - 0.2%
Iron Mountain, Inc.
   7.750% 01/15/15                                     150,000          150,750
Mac-Gray Corp.
   7.625% 08/15/15(a)                                   35,000           35,263
                                                                 --------------
                                                                        186,013
                                                                 --------------

COMMERCIAL SERVICES - FINANCE - 0.2%
Dollar Financial Group, Inc.
   9.750% 11/15/11                                     195,000          200,362
                                                                 --------------
                                                                        200,362
                                                                 --------------

CONSULTING SERVICES - 0.1%
FTI Consulting, Inc.
   7.625% 06/15/13(a)                                   80,000           82,200
                                                                 --------------
                                                                         82,200
                                                                 --------------

FUNERAL SERVICES & RELATED ITEMS - 0.2%
Service Corp. International
   7.700% 04/15/09                                     180,000          189,900
                                                                 --------------
                                                                        189,900
                                                                 --------------

PRINTING - COMMERCIAL - 0.2%
Sheridan Group
   10.250% 08/15/11                                    105,000          109,200
Vertis, Inc.
   13.500% 12/07/09(a)                                 130,000          102,700
                                                                 --------------
                                                                        211,900
                                                                 --------------

PRIVATE CORRECTIONS - 0.3%
Corrections Corp. of America
   6.250% 03/15/13                                     180,000          180,000
GEO Group, Inc.
   8.250% 07/15/13                                     165,000          161,700
                                                                 --------------
                                                                        341,700
                                                                 --------------

RENTAL AUTO / EQUIPMENT - 0.3%
Ashtead Holdings PLC
   8.625% 08/01/15(a)                                  165,000          169,950
NationsRent, Inc.
   9.500% 10/15/10                                     120,000          131,100
                                                                 --------------
                                                                        301,050
                                                                 --------------
                                     Commercial Services Total        1,513,125
                                                                 --------------

COSMETICS / PERSONAL CARE - 0.2%
COSMETICS & TOILETRIES - 0.2%
DEL Laboratories, Inc.
   8.000% 02/01/12                                     145,000          116,725
Elizabeth Arden, Inc.
   7.750% 01/15/14                                     130,000          130,000
                                                                 --------------
                                                                        246,725
                                                                 --------------
                               Cosmetics / Personal Care Total          246,725
                                                                 --------------

8 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL (CONTINUED)
FOOD - 0.7%
FOOD - CONFECTIONERY - 0.1%
Merisant Co.
   9.500% 07/15/13                                      95,000           61,750
Merisant Worldwide, Inc.
   (d) 05/15/14
   (12.250% 11/15/08)                                  305,000           44,225
                                                                 --------------
                                                                        105,975
                                                                 --------------

FOOD - MISCELLANEOUS / DIVERSIFIED - 0.4%
Dole Food Co., Inc.
   8.625% 05/01/09                                     141,000          145,230
Pinnacle Foods Holding Corp.
   8.250% 12/01/13                                     180,000          174,375
Reddy Ice Holdings, Inc.
   (d) 11/01/12
   (10.500% 11/01/08)                                   95,000           74,100
                                                                 --------------
                                                                        393,705
                                                                 --------------

FOOD - RETAIL - 0.2%
Stater Brothers Holdings, Inc.
   8.125% 06/15/12                                     165,000          163,762
                                                                 --------------
                                                                        163,762
                                                                 --------------
                                                    Food Total          663,442
                                                                 --------------

HEALTHCARE SERVICES - 1.4%
DIALYSIS CENTERS - 0.1%
DaVita, Inc.
   7.250% 03/15/15                                     145,000          147,538
                                                                 --------------
                                                                        147,538
                                                                 --------------

MEDICAL - HMO - 0.2%
Coventry Health Care, Inc.
   8.125% 02/15/12                                     145,000          155,512
                                                                 --------------
                                                                        155,512
                                                                 --------------

MEDICAL - HOSPITALS - 0.3%
HCA, Inc.
   7.875% 02/01/11                                      90,000           96,248
Tenet Healthcare Corp.
   9.875% 07/01/14                                     260,000          261,950
                                                                 --------------
                                                                        358,198
                                                                 --------------

MEDICAL - OUTPATIENT / HOME MEDICAL - 0.1%
Select Medical Corp.
   7.625% 02/01/15                                      85,000           80,750
                                                                 --------------
                                                                         80,750
                                                                 --------------

MRI / MEDICAL DIAGNOSTIC IMAGING - 0.5%
InSight Health Services Corp.
   9.875% 11/01/11                                     125,000           99,688
MedQuest, Inc.
   11.875% 08/15/12                                    180,000          180,450

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
MQ Associates, Inc.
   (d) 08/15/12
   (12.250% 08/15/08)                                  325,000          186,062
                                                                 --------------
                                                                        466,200
                                                                 --------------

PHYSICIAN PRACTICE MANAGEMENT - 0.2%
US Oncology Holdings, Inc.
   9.264% 03/15/15(b)                                   55,000           54,037
US Oncology, Inc.
   9.000% 08/15/12                                     160,000          170,000
                                                                 --------------
                                                                        224,037
                                                                 --------------
                                     Healthcare Services Total        1,432,235
                                                                 --------------

HOUSEHOLD PRODUCTS / WARES - 0.4%
CONSUMER PRODUCTS - MISCELLANEOUS - 0.3%
Amscan Holdings, Inc.
   8.750% 05/01/14                                     125,000           93,750
Playtex Products, Inc.
   9.375% 06/01/11                                     140,000          147,000
Visant Corp.
   7.625% 10/01/12                                     105,000          103,950
                                                                 --------------
                                                                        344,700
                                                                 --------------

OFFICE SUPPLIES & FORMS - 0.1%
ACCO Brands Corp.
   7.625% 08/15/15                                     110,000          102,850
                                                                 --------------
                                                                        102,850
                                                                 --------------
                              Household Products / Wares Total          447,550
                                                                 --------------

PHARMACEUTICALS - 0.8%
MEDICAL - DRUGS - 0.3%
Elan Finance PLC
   7.750% 11/15/11                                     215,000          197,262
Warner Chilcott Corp.
   8.750% 02/01/15(a)                                  105,000           95,550
                                                                 --------------
                                                                        292,812
                                                                 --------------

MEDICAL - GENERIC DRUGS - 0.1%
Mylan Laboratories, Inc.
   6.375% 08/15/15(a)                                  170,000          169,150
                                                                 --------------
                                                                        169,150
                                                                 --------------

MEDICAL - WHOLESALE DRUG DISTRIBUTION - 0.3%
AmerisourceBergen Corp.
   5.875% 09/15/15(a)                                  130,000          130,325
Nycomed A/S
   PIK,
   11.750% 09/15/13(a)                   EUR           121,531          144,701
                                                                 --------------
                                                                        275,026
                                                                 --------------

See Accompanying Notes to Financial Statements.                              | 9

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL (CONTINUED)
PHARMACEUTICALS (CONTINUED)
VITAMINS & NUTRITION PRODUCTS - 0.1%
NBTY, Inc.
   7.125% 10/01/15(a)                                  105,000          101,063
                                                                 --------------
                                                                        101,063
                                                                 --------------
                                         Pharmaceuticals Total          838,051
                                                                 --------------
                                   CONSUMER NON-CYCLICAL TOTAL        5,485,416
                                                                 --------------

-------------------------------------------------------------------------------
ENERGY - 5.2%
COAL - 0.2%
COAL - 0.2%
Arch Western Finance LLC
   6.750% 07/01/13                                     165,000          166,650
                                                                 --------------
                                                                        166,650
                                                                 --------------
                                                    Coal Total          166,650
                                                                 --------------

OIL & GAS - 2.3%
OIL & GAS DRILLING - 0.1%
Pride International, Inc.
   7.375% 07/15/14                                      75,000           80,625
                                                                 --------------
                                                                         80,625
                                                                 --------------

OIL COMPANIES - EXPLORATION & PRODUCTION - 2.0%
Chesapeake Energy Corp.
   6.375% 06/15/15                                      90,000           87,300
   7.500% 06/15/14                                     150,000          157,875
Compton Petroleum Corp.
   7.625% 12/01/13(a)                                  125,000          125,313
Delta Petroleum Corp.
   7.000% 04/01/15                                      75,000           70,125
Forest Oil Corp.
   8.000% 12/15/11                                      90,000           99,000
Magnum Hunter Resources, Inc.
   9.600% 03/15/12                                      97,000          104,760
PEMEX Finance Ltd.
   9.150% 11/15/18                                     205,000          255,555
   10.610% 08/15/17                                    135,000          175,415
PEMEX Project Funding Master Trust
   5.010% 12/03/12(a)(b)(f)                            450,000          449,725
Pogo Producing Co.
   6.625% 03/15/15                                      95,000           92,625
Ras Laffan LNG III
   5.838% 09/30/27(a)                                  250,000          244,965
Whiting Petroleum Corp.
   7.250% 05/01/12                                     215,000          216,075
                                                                 --------------
                                                                      2,078,733
                                                                 --------------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
OIL REFINING & MARKETING - 0.2%
Premcor Refining Group, Inc.
   7.500% 06/15/15                                     105,000          111,038
Tesoro Corp.
   6.625% 11/01/15(a)                                  130,000          129,675
                                                                 --------------
                                                                        240,713
                                                                 --------------
                                               Oil & Gas Total        2,400,071
                                                                 --------------

OIL & GAS SERVICES - 1.1%
OIL - FIELD SERVICES - 1.1%
Gazprom
   9.625% 03/01/13                                     400,000          479,640
Gazprom International SA
   7.201% 02/01/20                                     360,000          381,636
Hornbeck Offshore Services, Inc.
   6.125% 12/01/14(a)                                  150,000          145,500
Newpark Resources, Inc.
   8.625% 12/15/07                                     120,000          120,000
                                                                 --------------
                                                                      1,126,776
                                                                 --------------
                                      Oil & Gas Services Total        1,126,776
                                                                 --------------

PIPELINES - 1.6%
PIPELINES - 1.6%
Coastal Corp.
   7.625% 09/01/08                                     100,000          100,875
   7.750% 06/15/10                                     190,000          191,900
Colorado Interstate Gas Co.
   6.800% 11/15/15(a)                                  185,000          185,462
Northwest Pipeline Corp.
   8.125% 03/01/10                                      55,000           58,438
Pacific Energy Partners LP
   6.250% 09/15/15(a)                                  165,000          162,113
Sonat, Inc.
   7.625% 07/15/11                                     425,000          423,937
Southern Natural Gas Co.
   8.875% 03/15/10                                      95,000          101,650
Williams Companies, Inc.
   6.375% 10/01/10(a)                                  375,000          371,250
   8.125% 03/15/12                                      70,000           75,600
                                                                 --------------
                                                                      1,671,225
                                                                 --------------
                                               Pipelines Total        1,671,225
                                                                 --------------
                                                  ENERGY TOTAL        5,364,722
                                                                 --------------

-------------------------------------------------------------------------------
FINANCIALS - 1.7%
DIVERSIFIED FINANCIAL SERVICES - 1.5%
FINANCE - AUTO LOANS - 0.6%
Ford Motor Credit Co.
   7.375% 02/01/11                                     145,000          132,337
General Motors Acceptance Corp.
   8.000% 11/01/31                                     450,000          445,932
                                                                 --------------
                                                                        578,269
                                                                 --------------

10 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
FINANCE - CONSUMER LOANS - 0.4%
SLM Corp.
   6.500% 06/15/10                       NZD           615,000          421,986
                                                                 --------------
                                                                        421,986
                                                                 --------------

FINANCE - INVESTMENT BANKER / BROKER - 0.5%
E*Trade Financial Corp.
   8.000% 06/15/11                       USD           140,000          142,800
LaBranche & Co., Inc.
   11.000% 05/15/12                                    315,000          346,500
                                                                 --------------
                                                                        489,300
                                                                 --------------
                          Diversified Financial Services Total        1,489,555
                                                                 --------------

REAL ESTATE INVESTMENT TRUSTS - 0.1%
REITS - MORTGAGE - 0.1%
Thornburg Mortgage, Inc.
   8.000% 05/15/13                                     100,000           97,500
                                                                 --------------
                                                                         97,500
                                                                 --------------
                           Real Estate Investment Trusts Total           97,500
                                                                 --------------

SAVINGS & LOANS - 0.1%
SAVINGS & LOANS / THRIFTS - WESTERN US - 0.1%
Western Financial Bank
   9.625% 05/15/12                                     100,000          112,000
                                                                 --------------
                                                                        112,000
                                                                 --------------
                                         Savings & Loans Total          112,000
                                                                 --------------
                                              FINANCIALS TOTAL        1,699,055
                                                                 --------------

-------------------------------------------------------------------------------
INDUSTRIALS - 6.2%
AEROSPACE & DEFENSE - 0.7%
AEROSPACE / DEFENSE - EQUIPMENT - 0.6%
Argo-Tech Corp.
   9.250% 06/01/11                                     110,000          113,025
BE Aerospace, Inc.
   8.500% 10/01/10                                     155,000          165,462
Sequa Corp.
   8.875% 04/01/08                                      70,000           72,800
   9.000% 08/01/09                                      60,000           63,150
Standard Aero Holdings, Inc.
   8.250% 09/01/14                                     100,000           83,000
TransDigm, Inc.
   8.375% 07/15/11                                     110,000          113,850
                                                                 --------------
                                                                        611,287
                                                                 --------------

ELECTRONICS - MILITARY - 0.1%
L-3 Communications Corp.
   6.375% 10/15/15(a)                                  150,000          148,500
                                                                 --------------
                                                                        148,500
                                                                 --------------
                                     Aerospace & Defense Total          759,787
                                                                 --------------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
BUILDING MATERIALS - 0.3%
BUILDING & CONSTRUCTION PRODUCTS - MISCELLANEOUS - 0.2%
Nortek, Inc.
   8.500% 09/01/14                                      80,000           76,800
NTK Holdings, Inc.
   (d) 03/01/14
   (10.750% 09/01/09)                                  125,000           75,625
                                                                 --------------
                                                                        152,425
                                                                 --------------

BUILDING PRODUCTS - CEMENT / AGGREGATION - 0.1%
RMCC Acquisition Co.
   9.500% 11/01/12(a)                                  100,000          100,500
                                                                 --------------
                                                                        100,500
                                                                 --------------
                                      Building Materials Total          252,925
                                                                 --------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
WIRE & CABLE PRODUCTS - 0.1%
Coleman Cable, Inc.
   9.875% 10/01/12                                     115,000           98,900
                                                                 --------------
                                                                         98,900
                                                                 --------------
                       Electrical Components & Equipment Total           98,900
                                                                 --------------

ELECTRONICS - 0.2%
ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.2%
Flextronics International Ltd.
   6.250% 11/15/14                                     140,000          137,200
Sanmina-SCI Corp.
   6.750% 03/01/13                                      85,000           81,175
                                                                 --------------
                                                                        218,375
                                                                 --------------
                                             Electronics Total          218,375
                                                                 --------------

ENGINEERING & CONSTRUCTION - 0.2%
BUILDING & CONSTRUCTION - MISCELLANEOUS - 0.2%
J. Ray McDermott SA
   11.500% 12/15/13(a)                                 180,000          205,875
                                                                 --------------
                                                                        205,875
                                                                 --------------
                              Engineering & Construction Total          205,875
                                                                 --------------

ENVIRONMENTAL CONTROL - 0.6%
NON - HAZARDOUS WASTE DISPOSAL - 0.5%
Allied Waste
North America, Inc.
   7.250% 03/15/15                                      80,000           80,100
   7.875% 04/15/13                                     325,000          338,000
Waste Services, Inc.
   9.500% 04/15/14                                     120,000          119,400
                                                                 --------------
                                                                        537,500
                                                                 --------------

RECYCLING - 0.1%
   Aleris International, Inc.
   9.000% 11/15/14                                      50,000           51,125
                                                                 --------------
                                                                         51,125
                                                                 --------------
                                   Environmental Control Total          588,625
                                                                 --------------

See Accompanying Notes to Financial Statements.                             | 11

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
HAND / MACHINE TOOLS - 0.1%
MACHINE TOOLS & RELATED PRODUCTS - 0.1%
Newcor, Inc.
   6.000% 01/31/13
   (7.000% 01/31/08)(c)(g)                             165,817          102,807
                                                                 --------------
                                                                        102,807
                                                                 --------------
                                    Hand / Machine Tools Total          102,807
                                                                 --------------

MACHINERY - DIVERSIFIED - 0.3%
MACHINERY - GENERAL INDUSTRY - 0.1%
Douglas Dynamics LLC
   7.750% 01/15/12(a)                                  130,000          125,450
                                                                 --------------
                                                                        125,450
                                                                 --------------

MACHINERY - MATERIAL HANDLING - 0.2%
Columbus McKinnon Corp.
   8.875% 11/01/13(a)                                  185,000          192,400
                                                                 --------------
                                                                        192,400
                                                                 --------------
                                 Machinery - Diversified Total          317,850
                                                                 --------------

METAL FABRICATE / HARDWARE - 0.5%
METAL PROCESSORS & FABRICATION - 0.3%
Mueller Group, Inc.
   10.000% 05/01/12                                    135,000          141,750
Mueller Holdings, Inc.
   (d) 04/15/14
   (14.750% 04/15/09)                                  115,000           83,950
TriMas Corp.
   9.875% 06/15/12                                     145,000          119,625
                                                                 --------------
                                                                        345,325
                                                                 --------------

METAL PRODUCTS - FASTENERS - 0.2%
FastenTech, Inc.
   11.500% 05/01/11                                    155,000          152,675
                                                                 --------------
                                                                        152,675
                                                                 --------------
                              Metal Fabricate / Hardware Total          498,000
                                                                 --------------

MISCELLANEOUS MANUFACTURING - 0.8%
DIVERSIFIED MANUFACTURING OPERATORS - 0.7%
Bombardier, Inc.
   6.300% 05/01/14(a)                                  275,000          239,250
J.B. Poindexter & Co.
   8.750% 03/15/14                                     140,000          122,500
Koppers Industries, Inc.
   9.875% 10/15/13                                     140,000          152,600
Trinity Industries, Inc.
   6.500% 03/15/14                                     215,000          210,162
                                                                 --------------
                                                                        724,512
                                                                 --------------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.1%
Samsonite Corp.
   8.875% 06/01/11                                     120,000          122,400
                                                                 --------------
                                                                        122,400
                                                                 --------------
                             Miscellaneous Manufacturing Total          846,912
                                                                 --------------

PACKAGING & CONTAINERS - 1.2%
CONTAINERS - METAL / GLASS - 0.7%
Crown Americas LLC
   7.750% 11/15/15(a)                                  155,000          157,325
Owens-Brockway Glass Container, Inc.
   6.750% 12/01/14                                     160,000          153,200
   8.250% 05/15/13                                     245,000          251,738
Owens-Illinois, Inc.
   7.500% 05/15/10                                      90,000           90,225
                                                                 --------------
                                                                        652,488
                                                                 --------------

CONTAINERS - PAPER / PLASTIC - 0.5%
Consolidated Container Co., LLC
   (d) 06/15/09
   (10.750% 06/15/07)                                  105,000           88,856
Jefferson Smurfit Corp.
   8.250% 10/01/12                                     110,000          106,975
   PIK,
   11.500% 10/01/15(a)                   EUR           170,587          176,908
MDP Acquisitions PLC
   9.625% 10/01/12                       USD           150,000          147,750
                                                                 --------------
                                                                        520,489
                                                                 --------------
                                  Packaging & Containers Total        1,172,977
                                                                 --------------

TRANSPORTATION - 1.2%
TRANSPORTATION - MARINE - 0.5%
Ship Finance International Ltd.
   8.500% 12/15/13                                     265,000          254,400
Stena AB
   7.500% 11/01/13                                     155,000          149,187
   9.625% 12/01/12                                     115,000          124,200
                                                                 --------------
                                                                        527,787
                                                                 --------------

TRANSPORTATION - RAILROAD - 0.2%
TFM SA de CV
   9.375% 05/01/12(a)                                  150,000          164,250
   12.500% 06/15/12                                     40,000           45,950
                                                                 --------------
                                                                        210,200
                                                                 --------------

TRANSPORTATION - SERVICES - 0.3%
CHC Helicopter Corp.
   7.375% 05/01/14                                     200,000          201,500
Petroleum Helicopters, Inc.
   9.375% 05/01/09                                     135,000          142,763
                                                                 --------------
                                                                        344,263
                                                                 --------------

12 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
TRANSPORTATION (CONTINUED)
TRANSPORTATION - TRUCKS - 0.2%
QDI LLC
   9.000% 11/15/10                                     160,000          144,000
                                                                 --------------
                                                                        144,000
                                                                 --------------
                                          Transportation Total        1,226,250
                                                                 --------------
                                             INDUSTRIALS TOTAL        6,289,283
                                                                 --------------

-------------------------------------------------------------------------------
TECHNOLOGY - 0.1%
SEMICONDUCTORS - 0.1%
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.1%
Amkor Technology, Inc.
   9.250% 02/15/08                                     125,000          120,313
                                                                 --------------
                                                                        120,313
                                                                 --------------
                                          Semiconductors Total          120,313
                                                                 --------------
                                              TECHNOLOGY TOTAL          120,313
                                                                 --------------

-------------------------------------------------------------------------------
UTILITIES -  2.1%
ELECTRIC - 2.1%
ELECTRIC - GENERATION - 0.5%
AES Corp.
   9.000% 05/15/15(a)                                   45,000           49,275
   9.500% 06/01/09                                     182,000          196,105
Edison Mission Energy
   7.730% 06/15/09                                     170,000          177,650
Texas Genco LLC
   6.875% 12/15/14(a)                                  100,000          107,000
                                                                 --------------
                                                                        530,030
                                                                 --------------

ELECTRIC - INTEGRATED - 0.6%
CMS Energy Corp.
   8.900% 07/15/08                                     165,000          176,344
Nevada Power Co.
   9.000% 08/15/13                                      49,000           54,088
   10.875% 10/15/09                                     97,000          106,215
Sierra Pacific Resources
   6.750% 08/15/17(a)                                  135,000          135,169
TECO Energy, Inc.
   7.000% 05/01/12                                     110,000          114,950
                                                                 --------------
                                                                        586,766
                                                                 --------------

INDEPENDENT POWER PRODUCER - 1.0%
Calpine Generating Co., LLC
   9.839% 04/01/10(b)                                  135,000          136,688
Dynegy Holdings, Inc.
   6.875% 04/01/11                                     205,000          199,362
   7.125% 05/15/18                                      20,000           17,900
   9.875% 07/15/10(a)                                  130,000          141,700
MSW Energy Holdings LLC
   7.375% 09/01/10                                      50,000           51,125
   8.500% 09/01/10                                     190,000          201,400

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
Orion Power Holdings, Inc.
   12.000% 05/01/10                                    220,000          251,900
                                                                 --------------
                                                                      1,000,075
                                                                 --------------
                                                Electric Total        2,116,871
                                                                 --------------
                                               UTILITIES TOTAL        2,116,871
                                                                 --------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $39,019,212)                                             39,740,689
                                                                 --------------

MORTGAGE-BACKED SECURITIES - 2.2%
-------------------------------------------------------------------------------
Federal National Mortgage Association
   TBA,
   6.500% 12/13/35(f)                                1,895,000        1,940,006
Government National Mortgage
   Association
   9.000% 04/15/16                                         246              266
   9.000% 05/15/16                                      30,241           32,742
   9.000% 06/15/16                                      28,441           30,793
   9.000% 11/15/16                                      56,874           61,576
   9.000% 12/15/16                                      21,992           23,811
   10.500% 07/15/19                                      8,161            9,146
   10.500% 05/15/20                                      7,979            8,955
   11.000% 01/15/18                                      3,248            3,566
   11.000% 05/15/18                                     14,562           15,984
   11.000% 08/15/18                                      7,105            7,800
   11.000% 01/15/19                                     52,946           58,162
   11.000% 02/15/19                                      2,820            3,041
   11.000% 04/15/19                                      1,633            1,794
   11.000% 05/15/19                                      8,791            9,657
                                                                 --------------

TOTAL MORTGAGE-BACKED SECURITIES
   (cost of $2,193,737)                                               2,207,299
                                                                 --------------

ASSET-BACKED SECURITIES - 0.7%
-------------------------------------------------------------------------------
Equity One ABS, Inc.
   4.205% 04/25/34                                     425,000          406,376
GMAC Mortgage Corp.
   4.865% 09/25/34                                     350,000          342,451
                                                                 --------------

TOTAL ASSET-BACKED SECURITIES
   (cost of $771,945)                                                   748,827
                                                                 --------------

CONVERTIBLE BONDS - 0.4%
-------------------------------------------------------------------------------
COMMUNICATIONS - 0.3%
TELECOMMUNICATION SERVICES - 0.3%
TELECOMMUNICATION EQUIPMENT - 0.3%
Nortel Networks Corp.
   4.250% 09/01/08                                     265,000          248,437
                                                                 --------------
                                                                        248,437
                                                                 --------------

See Accompanying Notes to Financial Statements.                             | 13

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CONVERTIBLE BONDS (CONTINUED)                          PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
COMMUNICATIONS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
TELEPHONE - INTEGRATED - 0.0%
Qwest Communications International, Inc.
   3.500% 11/15/25                                      30,000           32,700
                                                                 --------------
                                                                         32,700
                                                                 --------------
                              Telecommunication Services Total          281,137
                                                                 --------------
                                          COMMUNICATIONS TOTAL          281,137
                                                                 --------------

--------------------------------------------------------------------------------
UTILITIES - 0.1%
ELECTRIC - 0.1%
INDEPENDENT POWER PRODUCER - 0.1%
Mirant Corp.
   2.500% 06/15/21(e)                                   80,000           84,000
                                                                 --------------
                                                                         84,000
                                                                 --------------
                                                Electric Total           84,000
                                                                 --------------
                                               UTILITIES TOTAL           84,000
                                                                 --------------

TOTAL CONVERTIBLE BONDS
   (cost of $324,219)                                                   365,137
                                                                 --------------

MUNICIPAL BOND (TAXABLE) - 0.2%
-------------------------------------------------------------------------------
CALIFORNIA - 0.2%
CA Cabazon Band Mission Indians
   13.000% 10/01/11                                    230,000          232,394
                                                                 --------------
                                              CALIFORNIA TOTAL          232,394
                                                                 --------------

TOTAL MUNICIPAL BOND (TAXABLE)
   (cost of $230,000)                                                   232,394
                                                                 --------------

COMMON STOCKS - 0.0%                                    SHARES
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.0%
HOTELS, RESTAURANTS & LEISURE - 0.0%
Shreveport Gaming Holdings, Inc.(g)(h)                   2,098           30,463
                                                                 --------------
                           Hotels, Restaurants & Leisure Total           30,463
                                                                 --------------
                                  CONSUMER DISCRETIONARY TOTAL           30,463
                                                                 --------------

-------------------------------------------------------------------------------
INDUSTRIALS - 0.0%
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Fairlane Management Corp.(g)(h)(i)                       1,800               --
                                                                 --------------
                          Commercial Services & Supplies Total               --
                                                                 --------------
                                             INDUSTRIALS TOTAL               --
                                                                 --------------

TOTAL COMMON STOCKS
   (cost of $30,463)                                                     30,463
                                                                 --------------

WARRANTS - 0.0%                                          UNITS        VALUE ($)
-------------------------------------------------------------------------------
COMMUNICATIONS - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
CELLULAR TELECOMMUNICATIONS - 0.0%
UbiquiTel, Inc.
   Expires 04/15/10(a)(g)(h)                               150                1
                                                                 --------------
                                                                              1
                                                                 --------------

TELECOMMUNICATION SERVICES - 0.0%
Jazztel PLC
   Expires 07/15/10(g)(h)(i)                                40               --
                                                                 --------------
                                                                             --
                                                                 --------------
                              Telecommunication Services Total                1
                                                                 --------------
                                          COMMUNICATIONS TOTAL                1
                                                                 --------------

-------------------------------------------------------------------------------
INDUSTRIALS - 0.0%
TRANSPORTATION - 0.0%
TRANSPORTATION - TRUCKS - 0.0%
QDI LLC
   Expires 01/15/07(a)(g)(h)                               510            1,622
                                                                 --------------
                                                                          1,622
                                                                 --------------
                                          Transportation Total            1,622
                                                                 --------------
                                             INDUSTRIALS TOTAL            1,622
                                                                 --------------

TOTAL WARRANTS
   (cost of $7,679)                                                       1,623
                                                                 --------------

SHORT-TERM OBLIGATIONS - 6.4%                          PAR ($)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 1.5%
Federal Home Loan Bank
   3.810% 12/23/05(j)                                1,520,000        1,516,252
                                                                 --------------
                                     U.S. GOVERNMENT AGENCIES
                                           & OBLIGATIONS TOTAL        1,516,252
                                                                 --------------

REPURCHASE AGREEMENT - 4.9%
   Repurchase agreement with State Street
   Bank & Trust Co., dated 11/30/05, due
   12/01/05 at 3.850%, collateralized by a
   U.S. Treasury Bill maturing 12/22/05,
   market value of $5,097,225 (repurchase
   proceeds $4,995,534)                              4,995,000        4,995,000
                                                                 --------------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $6,511,252)                                               6,511,252
                                                                 --------------

TOTAL INVESTMENTS - 100.8%
   (cost of $101,662,694)(k)                                        102,677,624
                                                                 --------------

OTHER ASSETS & LIABILITIES, NET - (0.8)%                               (803,289)
                                                                 --------------

NET ASSETS - 100.0%                                                 101,874,335
                                                                 ==============

14 | See Accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------

November 30, 2005

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these securities, which did not include any illiquid securities, except for the following, amounted to $8,542,462, which represents 8.4% of net assets.

                      ACQUISITION
SECURITY                  DATE          PAR/UNITS          COST       VALUE
--------------------------------------------------------------------------------
Hollinger, Inc:         03/05/03         $80,000         $79,502    $   84,400
                        09/30/04          54,000          54,000        54,000
QDI LLC                 06/01/02             510              --         1,622
UbiquiTel, Inc.         04/11/00             150           7,600             1
                                                                    ----------
                                                                    $  140,023
                                                                    ==========

(b) The interest rate shown on floating rate or variable rate securities reflects the rate at November 30, 2005.

(c) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Trust will begin accruing at this rate.

(d) Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Trust will begin accruing at this rate.

(e) The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At November 30, 2005, the value of these securities amounted to $102,000, which represents 0.1% of net assets.

(f)   Security purchased on a delayed delivery basis.

(g) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h)   Non-income producing security.

(i)   Security has no value.

(j)   The rate shown represents the annualized yield at the date of purchase.

(k)   Cost for federal income tax purposes is $103,318,739.

At November 30, 2005, the Trust had entered into the following forward currency exchange contracts:

                                                                    UNREALIZED
FORWARD CURRENCY                      AGGREGATE      SETTLEMENT    APPRECIATION
CONTRACTS TO BUY        VALUE         FACE VALUE        DATE      (DEPRECIATION)
--------------------------------------------------------------------------------
      EUR             $1,026,175      $1,028,384      12/08/05     $     (2,209)
      GBP                458,142         456,860      01/23/06            1,282
                                                                   ------------
                                                                   $       (927)
                                                                   ============

                                                                    UNREALIZED
FORWARD CURRENCY                      AGGREGATE      SETTLEMENT    APPRECIATION
CONTRACTS TO SELL       VALUE         FACE VALUE        DATE      (DEPRECIATION)
--------------------------------------------------------------------------------
      AUD             $  674,620      $  675,201      02/01/06     $        581
      EUR              1,026,174       1,028,405      12/08/05            2,231
      EUR                432,618         431,016      01/17/06           (1,602)
      EUR                827,411         824,530      01/17/06           (2,881)
      EUR                203,370         202,616      01/23/06             (754)
      EUR              1,933,195       1,927,616      01/23/06           (5,579)
      EUR                904,616         897,766      01/25/06           (6,850)
      EUR              1,011,354       1,005,736      01/31/06           (5,618)
      GBP              1,016,556       1,026,648      01/23/06           10,092
      GBP                458,142         462,690      01/23/06            4,548
      NOK                480,683         492,378      01/23/06           11,695
      SEK                728,441         717,689      12/16/05          (10,752)
      SEK                714,637         704,657      01/17/06           (9,980)
                                                                   ------------
                                                                   $    (14,869)
                                                                   ============

--------------------------------------------------------------------------------
At November 30, 2005, the asset allocation of the Trust is as follows:

                                                                      % OF
ASSET ALLOCATION (UNAUDITED)                                       NET ASSETS
-------------------------------------------------------------------------------
Government Agencies & Obligations                                     51.9%
Corporate Fixed-Income Bonds & Notes                                  39.0
Mortgage-Backed Securities                                             2.2
Asset-Backed Securities                                                0.7
Convertible Bonds                                                      0.4
Municipal Bond (Taxable)                                               0.2
Common Stocks                                                          0.0*
Warrants                                                               0.0*
Short-Term Obligations                                                 6.4
Other Assets & Liabilities, Net                                       (0.8)
                                                                     -----
                                                                     100.0%
                                                                     =====

*     Rounds to less than 0.1%.

               ACRONYM                NAME
--------------------------------------------------------------------------------
               AUD                    Australian Dollar
               CAD                    Canadian Dollar
               EUR                    Euro
               GBP                    British Pound
               NOK                    Norwegian Krone
               NZD                    New Zealand Dollar
               PIK                    Payment-In-Kind
               PLN                    Polish Zloty
               REIT                   Real Estate Investment Trust
               SEK                    Swedish Krona
               TBA                    To Be Announced
               USD                    United States Dollar

See Accompanying Notes to Financial Statements.                             | 15

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

November 30, 2005

ASSETS:
Investments, at cost                                          $     101,662,694
                                                              -----------------
Investments, at value                                         $     102,677,624
Cash                                                                     26,971
Net unrealized appreciation on
    foreign forward currency contracts                                   30,429
Receivable for:
    Investments sold                                                    431,399
    Interest                                                          2,065,537
    Foreign tax reclaims                                                 20,978
    Dollar roll fee income                                                2,517
Deferred Trustees' compensation plan                                     12,532
                                                              -----------------
        Total Assets                                                105,267,987
                                                              -----------------

LIABILITIES:
Net unrealized depreciation on
    foreign forward currency contracts                                   46,225
Payable for:
    Investments purchased                                               111,583
    Investments purchased on a delayed
        delivery basis                                                2,514,913
    Distributions                                                       594,486
    Investment advisory fee                                              61,911
    Transfer agent fee                                                    3,658
    Pricing and bookkeeping fees                                          9,848
    Trustees' fees                                                          478
    Audit fee                                                            30,858
    Custody fee                                                           1,007
    Chief compliance officer expenses                                     1,032
Deferred dollar roll fee income                                             818
Deferred Trustees' fees                                                  12,532
Other liabilities                                                         4,303
                                                              -----------------
        Total Liabilities                                             3,393,652
                                                              -----------------
NET ASSETS                                                    $     101,874,335
                                                              =================

COMPOSITION OF NET ASSETS:
Paid-in capital                                               $     120,444,508
Overdistributed net investment income                                  (323,290)
Accumulated net realized loss                                       (19,235,674)
Net unrealized appreciation (depreciation) on:
    Investments                                                       1,014,930
    Foreign currency translations                                       (26,139)
                                                              -----------------
NET ASSETS                                                    $     101,874,335
                                                              =================

Shares outstanding                                                   11,009,000
                                                              -----------------
Net asset value per share                                     $            9.25
                                                              =================

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended November 30, 2005

INVESTMENT INCOME:
Interest                                                      $       7,095,987
Dollar roll fee income                                                   25,153
                                                              -----------------
    Total Investment Income (net of foreign
        taxes withheld of $26)                                        7,121,140
                                                              -----------------

EXPENSES:
Investment advisory fee                                                 785,747
Transfer agent fee                                                       44,366
Pricing and bookkeeping fees                                             86,778
Trustees' fees                                                           10,652
Custody fee                                                              33,786
Chief compliance officer expenses
    (See Note 4)                                                          4,580
Other expenses                                                          124,916
                                                              -----------------
    Total Expenses                                                    1,090,825
Custody earnings credit                                                  (1,188)
                                                              -----------------
    Net Expenses                                                      1,089,637
                                                              -----------------
Net Investment Income                                                 6,031,503
                                                              -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
    Investments                                                         566,914
    Foreign currency transactions                                       912,894
                                                              -----------------
        Net realized gain                                             1,479,808
                                                              -----------------
Net change in unrealized
    appreciation (depreciation) on:
    Investments                                                      (5,269,121)
    Foreign currency translations                                        17,018
                                                              -----------------
        Net change in unrealized
          appreciation (depreciation)                                (5,252,103)
                                                              -----------------
Net Loss                                                             (3,772,295)
                                                              -----------------
Net Increase in Net Assets from Operations                    $       2,259,208
                                                              -----------------

16 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED NOVEMBER 30,
                                                                         ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                           2005             2004
-------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                    $   6,031,503    $   6,197,645
Net realized gain on investments and foreign currency transactions           1,479,808        3,652,989
Net change in unrealized appreciation (depreciation)
    on investments and foreign currency translations                        (5,252,103)       1,402,665
                                                                         -------------    -------------
Net Increase from Operations                                                 2,259,208       11,253,299
                                                                         -------------    -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                  (6,939,699)      (6,572,813)
From net realized gain                                                      (1,242,191)      (1,121,377)
                                                                         -------------    -------------
Total Distributions Declared to Shareholders                                (8,181,890)      (7,694,190)
                                                                         -------------    -------------
Total Increase (Decrease) in Net Assets                                     (5,922,682)       3,559,109
                                                                         -------------    -------------

NET ASSETS:
Beginning of period                                                        107,797,017      104,237,908
                                                                         -------------    -------------
End of period                                                            $ 101,874,335    $ 107,797,017
                                                                         =============    =============
Undistributed (overdistributed) net investment income at end of period   $    (323,290)   $     172,770
                                                                         =============    =============

NUMBER OF TRUST SHARES OUTSTANDING:
End of period                                                               11,009,000       11,009,000
                                                                         -------------    -------------


See Accompanying Notes to Financial Statements.                             | 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

November 30, 2005

NOTE 1. ORGANIZATION

Colonial InterMarket Income Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

INVESTMENT GOAL

The Trust seeks to maximize current income by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities.

TRUST SHARES

The Trust may issue an unlimited number of shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year financial statement presentation. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Trust's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Trust may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Trust may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Trust's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate

18 |

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Trust's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Trust could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS

The Trust may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. The Trust, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Trust's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Trust may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Trust of investments from its portfolio with an agreement by the Trust to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Trust will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar rolls involve the risks that the market value of the securities the Trust is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. The Trust identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Trust becomes aware of such, net of non-reclaimable tax withholdings. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Trust does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS

The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Trust intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Trust should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                                                                            | 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

For the year ended November 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, foreign currency transactions, market discount reclassification adjustments and paydown reclassifications were identified and reclassified among the components of the Trust's net assets as follows:

        OVERDISTRIBUTED                ACCUMULATED
     NET INVESTMENT INCOME          NET REALIZED LOSS         PAID-IN CAPITAL
     ---------------------          -----------------         ---------------
            $412,136                   $(412,132)                  $ (4)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2005 and November 30, 2004 was as follows:

                                      NOVEMBER 30,             NOVEMBER 30,
                                          2005                     2004
                                    -----------------         ---------------
Distributions paid from:
         Ordinary Income*             $ 8,181,890               $ 7,694,190
Long-Term Capital Gains                    --                        --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED                UNDISTRIBUTED
           ORDINARY                     LONG-TERM              NET UNREALIZED
            INCOME                    CAPITAL GAINS            DEPRECIATION*
         -------------              -----------------         ---------------
          $ 1,908,382                     $ --                   $(641,115)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2005, based on cost of investments for federal income tax purposes, was:

         Unrealized appreciation                                 $ 3,806,004
         Unrealized depreciation                                  (4,447,119)
                                                                 -----------
         Net unrealized depreciation                             $  (641,115)
                                                                 ===========

The following capital loss carryforwards, determined as of November 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

             YEAR OF                                            CAPITAL LOSS
           EXPIRATION                                           CARRYFORWARD
         -------------                                         --------------
              2007                                             $      49,924
              2008                                                 5,857,135
              2009                                                 5,692,253
              2010                                                 7,020,484
              2013                                                   333,261
                                                               --------------
                                                               $  18,953,057
                                                               ==============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2005, post-October capital losses of $266,114 attributed to security transactions were deferred to December 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Trust and provides administrative and other services to the Trust. Prior to September 30, 2005, Columbia Management Advisors, Inc. was investment advisor to the Trust under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Trust's average weekly net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Trust, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average weekly net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Trust an annual fee of $10,000 paid monthly, and in any month that the Trust's average weekly net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

20 |

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

The Trust also reimburses Columbia and State Street for out-of pocket expenses and charges, including fees payable to third parties for pricing the Trust's portfolio securities and direct internal costs incurred by Columbia in connection with providing Trust accounting oversight and monitoring and certain other services. For the year ended November 30, 2005, the Trust's effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.083%.

CUSTODY CREDITS

The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

All officers of the Trust, with the exception of the Trust's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Trust. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Trust's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

OTHER

Columbia provides certain services to the Trust related to Sarbanes-Oxley compliance. For the year ended November 30, 2005, the Trust paid $1,607 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $46,994,476 and $50,602,424, respectively, of which $5,004,162 and $3,378,669, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

INDUSTRY FOCUS

The Trust may focus its investments in certain industries, subjecting it to greater risk than a trust that is more diversified.

ISSUER FOCUS

As a non-diversified trust, the Trust may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified trust. The Trust may, therefore, have a greater risk of loss from a few issuers than a similar trust that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain

                                                                            | 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the funds or their shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of fund shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

22 |

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:


                                                                           YEAR ENDED NOVEMBER 30,
                                                      ------------------------------------------------------------------
                                                        2005         2004           2003         2002            2001
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    9.79    $    9.47      $    8.60    $    8.91       $    9.14
                                                      ---------    ---------      ---------    ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                  0.55         0.56           0.59         0.63(b)         0.78
Net realized and unrealized gain (loss)
    on investments and foreign currency                   (0.35)        0.46           0.93        (0.23)(b)       (0.17)
                                                      ---------    ---------      ---------    ---------       ---------
        Total from Investment Operations                   0.20         1.02           1.52         0.40            0.61
                                                      ---------    ---------      ---------    ---------       ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.63)       (0.60)         (0.65)       (0.64)          (0.75)
From net realized gain                                    (0.11)       (0.10)(c)         --           --              --
Return of capital                                            --           --             --        (0.07)          (0.09)
                                                      ---------    ---------      ---------    ---------       ---------
        Total Distributions Declared to Shareholders      (0.74)       (0.70)         (0.65)       (0.71)          (0.84)
                                                      ---------    ---------      ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                        $    9.25    $    9.79      $    9.47    $    8.60       $    8.91
                                                      ---------    ---------      ---------    ---------       ---------
Market price per share                                $    8.09    $    8.68      $    8.96    $    7.98       $    8.19
                                                      =========    =========      =========    =========       =========
Total return - based on market value (d)                   1.30%        4.91%         20.93%        6.00%          13.47%
                                                      =========    =========      =========    =========       =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                               1.04%        1.01%          1.04%        1.00%           1.04%
Net investment income (e)                                  5.76%        5.91%          6.44%        7.24%(b)        8.52%
Portfolio turnover rate                                      47%          73%            64%          83%             65%
Net assets, end of period (000's)                     $ 101,874    $ 107,797      $ 104,238    $  94,665       $  98,088


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective December 1, 2001, the Trust adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to decrease the net investment income per share by $0.04, decrease the net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 7.79% to 7.24%. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain prior year amounts have been reclassified to conform to the current year financial statement presentation.

(d) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(e) The benefits derived from custody credits had an impact of less than 0.01%.

                                                                            | 23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:



                                                                           YEAR ENDED NOVEMBER 30,
                                                      ------------------------------------------------------------------
                                                        2000         1999           1998         1997            1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   10.26    $   11.13      $   11.45    $   11.52       $   11.27
                                                      ---------    ---------      ---------    ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.90(a)      0.91           0.94         0.91            1.00
Net realized and unrealized gain (loss)
    on investments and foreign currency                   (1.13)       (0.88)         (0.25)          --(b)         0.24
                                                      ---------    ---------      ---------    ---------       ---------
        Total from Investment Operations                  (0.23)        0.03           0.69         0.91            1.24
                                                      ---------    ---------      ---------    ---------       ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.87)       (0.90)         (0.93)       (0.98)          (0.99)
In excess of net investment income                           --           --             --(b)        --              --
From net realized gains                                      --           --          (0.03)          --              --
In excess of net realized gains                              --           --          (0.05)          --              --
Return of capital                                         (0.02)          --             --           --              --
                                                      ---------    ---------      ---------    ---------       ---------
        Total Distributions Declared to Shareholders      (0.89)       (0.90)         (1.01)       (0.98)          (0.99)
                                                      ---------    ---------      ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                        $    9.14    $   10.26      $   11.13    $   11.45       $   11.52
                                                      ---------    ---------      ---------    ---------       ---------
Market price per share                                $    7.94    $    8.31      $   10.56    $   10.94       $   10.63
                                                      =========    =========      =========    =========       =========
Total return - based on market value (c)                   6.08%      (13.51)%         6.26%       12.62%           8.30%
                                                      =========    =========      =========    =========       =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                               0.94%        1.00%          0.93%        0.96%           0.95%
Net investment income (d)                                  9.08%        8.51%          8.22%        8.06%           8.33%
Portfolio turnover rate                                      53%          52%            99%         156%            117%
Net assets, end of period (000's)                     $ 100,649    $ 113,005      $ 122,490    $ 126,011       $ 126,835


(a) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

(b)   Rounds to less than $0.01 per share.

(c) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(d) The benefits derived from custody credits had an impact of less than 0.01%.

24 |

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF COLONIAL INTERMARKET INCOME TRUST I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial InterMarket Income Trust I (the "Trust") at November 30, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 24, 2006

                                                                           |  25

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
    YEAR FIRST ELECTED OR                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
   APPOINTED TO OFFICE (1)                      COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 50)                   Executive Vice President-Strategy of United Airlines (airline) since December, 2002
c/o Columbia Management                      (formerly President of UAL Loyalty Services (airline) from September, 2001 to
Advisors, LLC                                December, 2002; Executive Vice President and Chief Financial Officer of United
One Financial Center                         Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from
Boston, MA 02111                             March, 1993 to July, 1999). Oversees 83, Nash Finch Company (food distributor)
Trustee (since 1996)

JANET LANGFORD KELLY (Age 48)                Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005;
c/o Columbia Management                      Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly
Advisors, LLC                                Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation
One Financial Center                         (consumer goods) from September, 2003 to March, 2004; Executive Vice
Boston, MA 02111                             President-Corporate Development and Administration, General Counsel and Secretary,
Trustee (since 1996)                         Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior
                                             Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999).
                                             Oversees 83, None

RICHARD W. LOWRY (Age 69)                    Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer,
c/o Columbia Management                      U.S. Plywood Corporation (building products manufacturer)). Oversees 89 (3), None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 1995)

CHARLES R. NELSON (Age 62)                   Professor of Economics, University of Washington, since January, 1976; Ford and
c/o Columbia Management                      Louisa Van Voorhis Professor of Political Economy, University of Washington, since
Advisors, LLC                                September, 1993 (formerly Director, Institute for Economic Research, University of
One Financial Center                         Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics,
Boston, MA 02111                             University of Washington, since September, 1980; Associate Editor, Journal of Money
Trustee (since 1981)                         Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 83, None

JOHN J. NEUHAUSER (Age 63)                   Academic Vice President and Dean of Faculties since August, 1999, Boston College
c/o Columbia Management                      (formerly Dean, Boston College School of Management from September, 1977 to August,
Advisors, LLC                                1999). Oversees 89 (3), Saucony, Inc. (athletic footwear)
One Financial Center
Boston, MA 02111
Trustee (since 1985)


26 |

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
    YEAR FIRST ELECTED OR                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
   APPOINTED TO OFFICE(1)                       COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (continued)

PATRICK J. SIMPSON (Age 61)                  Partner, Perkins Coie LLP (law firm). Oversees 83, None
c/o Columbia Management
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

THOMAS E. STITZEL (Age 69)                   Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
c/o Columbia Management                      College of Business, Boise State University); Chartered Financial Analyst. Oversees
Advisors, LLC                                83, None
One Financial Center
Boston, MA 02111
Trustee (since 1998)

THOMAS C. THEOBALD (Age 68)                  Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
c/o Columbia Management                      since September, 2004 (formerly Managing Director, William Blair Capital Partners
Advisors, LLC                                (private equity investing) from September, 1994 to September, 2004). Oversees 83,
One Financial Center                         Anixter International (network support equipment distributor); Ventas, Inc. (real
Boston, MA 02111                             estate investment trust); Jones Lang LaSalle (real estate management services) and
Trustee and Chairman of the Board (4)        Ambac Financial Group (financial guaranty insurance)
(since 1996)

ANNE-LEE VERVILLE (Age 60)                   Retired since 1997 (formerly General Manager, Global Education Industry, IBM
c/o Columbia Management                      Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of
Advisors, LLC                                the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
One Financial Center                         giftware and collectibles)
Boston, MA 02111
Trustee (since 1998)

RICHARD L. WOOLWORTH (Age 64)                Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The
c/o Columbia Management                      Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Advisors, LLC                                BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
One Financial Center                         Oversees 83, Northwest Natural Gas Co. (natural gas service provider)
Boston, MA 02111
Trustee (since 1991)

INTERESTED TRUSTEE

WILLIAM E. MAYER (2) (Age 65)                Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly
c/o Columbia Management                      Partner, Development Capital LLC from November 1996, to February, 1999). Oversees 89
Advisors, LLC                                (3), Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider);
One Financial Center                         Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology
Boston, MA 02111                             provider)
Trustee (since 1994)


(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

                                                                            | 27

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------


   NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA FUNDS,
    YEAR FIRST ELECTED OR
   APPOINTED TO OFFICE                                         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS

CHRISTOPHER L. WILSON (Age 48)               Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since
One Financial Center                         September, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds
Boston, MA 02111                             since October, 2004; President and Chief Executive Officer of the Nations Funds
President (since 2004)                       since January, 2005; President of the Galaxy Funds since April, 2005; Director of
                                             Bank of America Global Liquidity Funds, PLC since May, 2005; Director of Banc of
                                             America Capital Management (Ireland), Limited since May, 2005; Director of FIM
                                             Funding, Inc. since January, 2005; Senior Vice President of Columbia Management
                                             Distributors, Inc. since January, 2005; Director of Columbia Management Services,
                                             Inc. since January, 2005 (formerly Senior Vice President of Columbia Management from January, 2005 to August, 2005; Senior Vice President of BACAP Distributors LLC
                                             from January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS
                                             Asset Management Services, Inc. from September, 1998 to August, 2004).

J. KEVIN CONNAUGHTON (Age 41)                Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein
One Financial Center                         Roe Funds and All-Star Funds since December, 2000; Managing Director of the Advisor
Boston, MA 02111                             since September, 2005 (formerly Vice President of Columbia Management from April,
Treasurer (since 2000)                       2003 to August, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe
                                             Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller
                                             of the Liberty Funds and All-Star Funds from February, 1998 to October, 2000);
                                             Treasurer of the Galaxy Funds from September, 2002 to November, 2005 (formerly
                                             Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                                             President of Colonial Management Associates, Inc. from February, 1998 to October,
                                             2000).

MARY JOAN HOENE (Age 56)                     Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty
100 Federal Street                           Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance
Boston, MA 02110                             Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC since August
Senior Vice President and                    2004; Chief Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund
Chief Compliance Officer                     LLC since October 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
(since 2004)                                 January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from
                                             November, 1999 to December, 2000; Vice President and Counsel, Equitable Life
                                             Assurance Society of the United States from April, 1998 to November, 1999).

MICHAEL G. CLARKE (Age 36)                   Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                         All-Star Funds since October, 2004; Managing Director of the Advisor since
Boston, MA 02111                             September, 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein
Chief Accounting Officer                     Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer
(since 2004)                                 from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the
                                             Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant
                                             Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                             1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to
                                             August, 1999).

JEFFREY R. COLEMAN (Age 36)                  Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center                         since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services,
Boston, MA 02111                             Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from
Controller (since 2004)                      February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset
                                             Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from
                                             August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                             August, 2000).

R. SCOTT HENDERSON (Age 46)                  Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December,
One Financial Center                         2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004;
Boston, MA 02111                             Executive Director and General Counsel, Massachusetts Pension Reserves Investment
Secretary (since 2004)                       Management Board from September, 1997 to March, 2001).


28 |

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year. The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements: The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and
(iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements. Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the

                                                                            | 29

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

THE COSTS OF THE SERVICES PROVIDED AND PROFITS REALIZED BY COLUMBIA AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUNDS. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In

30 |

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------

considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

OTHER FACTORS. The Trustees also considered other factors, which included but were not limited to the following:

o the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

o the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

o so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

o the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through November 30, 2006.

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                    PREPARED PURSUANT TO THE FEBRUARY 9, 2005
                           ASSURANCE OF DISCONTINUANCE
                              BETWEEN THE OFFICE OF
                     ATTORNEY GENERAL OF NEW YORK STATE AND
                     COLUMBIA MANAGEMENT ADVISORS, INC. AND
                        COLUMBIA FUNDS DISTRIBUTOR, INC.

                                OCTOBER 11, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG 1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. DUTIES OF THE INDEPENDENT FEE CONSULTANT

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ...
Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. SOURCES OF INFORMATION USED IN MY EVALUATION

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc.
("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

1 Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

32 |

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SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT (CONTINUED)
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5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. QUALIFICATIONS AND INDEPENDENCE

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. GENERAL CONSIDERATIONS

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG MANAGEMENT INTERVIEWS

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. TRUSTEES' FEE AND PERFORMANCE EVALUATION PROCESS

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

                                                                            | 33

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SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT (CONTINUED)
--------------------------------------------------------------------------------

f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

34 |

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TRANSFER AGENT

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial InterMarket Income Trust I is:

Computershare
P.O. Box 43010
Providence, RI 02940-3010

The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the trust's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the trust voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Annual Certifications - As required, on June 13, 2005, the trust submitted to the New York Stock Exchange ("NYSE") the annual certification of the trust's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The trust also has included the certifications of the trust's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the trust's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report has been prepared for shareholders of Colonial InterMarket Income Trust I.

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      COLONIAL INTERMARKET INCOME TRUST I    ANNUAL REPORT
--------------------------------------------------------------------------------

                                                SHC-42/92697-1105(01/06)05/9250

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $30,800                        $28,400

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $3,900                         $3,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $2,500                         $2,600

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns. Tax fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                    $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds

(collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended November 30, 2005 and November 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2005 and November 30, 2004, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Columbia Management Advisors, LLC (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

                                               Registrant Purchases of Equity Securities*

                                     (a)              (b)                     (c)                           (d)
                                                                        Total Number of              Maximum Number of
                                                                      Shares Purchased as           Shares that May Yet
            Period               Total Number    Average Price         Part of Publically            Be Purchased Under
                                  of Shares     Paid Per Share          Announced Plans            the Plans or Programs
-----------------------------------------------------------------------------------------------------------------------------

06/01/05 through 06/30/05           5,375            $8.92                   5,375                          N/A

07/01/05 through 07/31/05           5,385            $8.95                   5,385                          N/A

08/01/05 through 08/31/05           5,535            $9.03                   5,535                          N/A

09/01/05 through 09/30/05           5,724            $8.98                   5,724                          N/A

10/01/05 through 10/31/05           5,929            $8.77                   5,929                          N/A

11/01/05 through 11/30/05           6,132            $8.41                   6,132                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Total                               34,080           $8.83                   34,080                         N/A
-----------------------------------------------------------------------------------------------------------------------------

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Colonial InterMarket Income Trust I
            -------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President

Date                                January 25, 2006
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President

Date                                January 25, 2006
    --------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        ------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer

Date                                January 25, 2006
    --------------------------------------------------------------------------